SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 7, 2004


                         THE HAIN CELESTIAL GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-22818                   22-3240619
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(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


       58 South Service Road
       Melville, New York                                       11747
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (631) 730-2200
                                                   --------------


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                                      -2-

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.          Description
-----------          -----------

99.1                 Press release dated May 7, 2004


Item 12. Results of Operations and Financial Condition

     On May 7, 2004, The Hain Celestial Group, Inc. announced its earnings for its third fiscal quarter 2004 ended March 31, 2004, as well as guidance for its upcoming fiscal quarter. A copy of the related press release is attached as
Exhibit 99.1.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE HAIN CELESTIAL GROUP, INC.


Dated:  May 7, 2004                    By:  /s/ Ira J. Lamel
                                            -----------------------------------
                                            Name:  Ira J. Lamel
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1                      Press release dated May 7, 2004